UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number              811-22517

                              ASGI Corbin Multi-Strategy Fund, LLC
(Exact name of registrant as specified in charter)

C/O Alternative Strategies Group, Inc.
 401 South Tryon Street
                              Charlotte, NC  28202
(Address of principal executive offices) (Zip code)

Lloyd Lipsett
Wells Fargo Law Department
J9201-210
200 Berkeley Street
                         Boston, MA  02116
 (Name and address of agent for service)

Registrant's telephone number, including area code: (866) 440-7460

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

 ASGI Corbin Multi-Strategy Fund, LLC

Financial Statements as of and for the
Year Ended March 31, 2012 with
Report of Independent Registered Public Accounting Firm

ASGI Corbin Multi-Strategy Fund, LLC

KPMG LLP
Two Financial Center 60 South Street
Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Unitholders and Board of Managers of
ASGI Corbin Multi-Strategy Fund, LLC:

We have audited the accompanying statement of assets, liabilities and members’ capital, including the schedule of investments, of ASGI Corbin Multi-Strategy Fund, LLC (the “Fund”) as of March 31, 2012, and the related statements of operations and cash flows for the year then ended, and the statements of changes in members’ capital and the financial highlights for each of the periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of the securities owned as of March 31, 2012, by correspondence with the underlying managers and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ASGI Corbin Multi-Strategy Fund, LLC as of March 31, 2012, the results of its operations and its cash flows for the year then ended, and the changes in members’ capital and the financial highlights for each of the periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

May 30, 2012

KPMG LLP is a Delaware limited liability partnerhip, the U.S. member firm of KPMG International Cooperative ("KPMG International"), as Swiss entity.

ASGI Corbin Multi-Strategy Fund, LLC Schedule of Investments As of March 31, 2012

			(in U.S. dollars)
Strategy	Investments	Cost	Fair Value
Investment Funds - 100.45%
Event Driven/Distressed - 32.20%	Anchorage Capital Partners LP*	$1,630,326	$1,618,340
	Archer Capital Fund LP**	60,760	56,880
	Archer SPE I LLC**	89,667	73,515
	Drawbridge Special Opportunities Fund LP**	1,648,509	1,895,016
	Garrison Special Opportunities Fund LP**	1,135,641	1,096,408
	Halcyon Structured Opportunities Fund LP**	39,724	39,795
	Jet Capital Concentrated Fund LP*	1,547,383	1,651,440
	Perella Weinberg Partners Asset Based Value Fund LP*	1,570,709	1,815,529
	Serengeti Lycaon Overseas Ltd	900,000	915,473
	Silver Lake Credit Fund LP*	1,400,000	1,430,355
			10,592,751

Global Macro - 14.50%	Brevan Howard Asia Fund LP	395,647	429,911
	Brevan Howard LP	1,568,126	1,748,813
	COMAC Global Macro Fund LP*	1,419,133	1,419,703
	Tyticus Partners II Ltd	91,512	101,611
	WCG Partners LP*	1,091,131	1,067,795
			4,767,833

Long/Short Equity - 26.82%	683 Capital Partners LP**	492,034	485,141
	Cadian Fund LP*	1,200,000	1,367,802
	Expo Health Sciences Fund LP*	1,061,757	900,493
	Fox Point QP Fund LP*	1,100,000	912,373
	JHL Capital Group Fund LLC*	900,000	867,642
	Marble Arch QP Partners LP*	1,220,568	1,471,253
	Pelham Long/Short Fund LP*	1,200,000	1,274,069
	SRS Partners US LP*	1,308,326	1,426,114
	TPG-Axon Partners LP	109,669	116,554
			8,821,441

Relative Value - 26.93%	BlueCrest Capital LP*	1,845,386	1,989,658
	CQS ABS Feeder Fund Ltd	1,148,674	1,202,284
	D. E. Shaw Composite Fund LLC**	100,181	110,900
	D. E. Shaw Oculus Fund LLC*	986,248	1,292,535
	Mariner-Tricadia Credit Strategies Fund LP*	1,437,134	1,487,699
	Pine River Fixed Income Fund LP*	978,811	993,757
	QVT Associates II Holdings Ltd**	72,848	79,326
	QVT Associates II LP - Continuing Fund**	259,971	295,784
	QVT Associates II LP - Special Investments**	27,449	30,613
	Saba Capital Leveraged Offshore Fund Ltd	1,372,643	1,375,413
			8,857,969

See accompanying notes to financial statements.

ASGI Corbin Multi-Strategy Fund, LLC Schedule of Investments (continued) As of March 31, 2012

Strategy	Investments	Strike Price	Expiration Date	Cost	(in U.S. dollars) Fair Value

Purchased Options – 0.06%
Currency Options - 0.00%
	Put Option - OTC - Morgan Stanley Capital Services Inc., USD vs JPY	JPY 100	2/28/2013	$2,428	$7
	Put Option - OTC - Morgan Stanley Capital Services Inc., USD vs JPY	JPY 120	4/24/2014	5,808	27
					34
Index Options - 0.06%
	Put Option - OTC - Morgan Stanley Capital Services Inc., RUT	$800	4/21/2012	10,132	2,680
	Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$1,300	5/19/2012	12,932	2,800
	Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$1,350	5/19/2012	8,012	5,340
	Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$1,350	6/16/2012	13,212	9,000
					19,820
Total Investments (Cost - $31,462,491) - 100.51%					33,059,814
Other Liabilities in Excess of Other Assets - (0.51)%					(166,147)
Net Assets - 100.00%					$32,893,667

Percentages shown are stated as a percentage of net assets as of March 31, 2012. All investments in Investment Funds are non-income producing.

* Subsequently transferred into investment manager's offshore Investment Fund offering, as discussed in more detail in Note 13.
** Subsequently transferred into ASGI Special Asset Holdings, Inc., as discussed in more detail in Note 13.

Investments by Strategy (as a percentage of total investments)
Investment Funds
Event Driven/Distressed	32.04%
Relative Value	26.80
Long/Short Equity	26.68
Global Macro	14.42
Total Investment Funds	99.94
Purchased Options	0.06
100.00%

See accompanying notes to financial statements.

ASGI Corbin Multi-Strategy Fund, LLC Schedule of Investments (continued) As of March 31, 2012

Credit Default Swap Agreements Fair Value as of March 31, 2012:

Credit Default Swaps on Credit Indices - Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3) (USD)	Upfront Payments (Received)/ Paid	Change in Unrealized Appreciation/ Depreciation Prior Period (USD)	Change in Unrealized Appreciation/ Depreciation Current Period (USD)
Morgan Stanley Capital Services Inc.	CDX.NA.HY.12-V8	Buy	(5.00)	6/20/2014	$-	$-	$-	$(558)	$558
Morgan Stanley Capital Services Inc.	CMBX.NA.AM.1	Buy	(0.50)	10/12/2052	$-	-	-	(138)	138
Morgan Stanley Capital Services Inc.	iTraxx Europe Sub Financials Series 10 Version 1	Buy	(2.20)	12/20/2013	€147,500	4,149	5,402	(5,518)	4,265
Morgan Stanley Capital Services Inc.	iTraxx Europe Sub Financials Series 9 Version 1	Buy	(2.90)	6/20/2013	€92,000	160	751	(4,075)	3,484
Morgan Stanley Capital Services Inc.	iTraxx Europe Series 9 Version 1	Buy	(0.25)	6/20/2015	€475,000	(2,749)	(1,414)	-	(1,335)
						$1,560	$4,739	$(10,289)	$7,110

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3) (USD)	Upfront Payments (Received)/ Paid	Change in Unrealized Appreciation/ Depreciation Prior Period (USD)	Change in Unrealized Appreciation/ Depreciation Current Period (USD)
Morgan Stanley Capital Services Inc.	BorgWarner Inc.	Buy	(1.00)	3/20/2015	$57,000	$(637)	$(816)	$40	$139
Morgan Stanley Capital Services Inc.	Caterpillar Financial Services Corporation	Buy	(2.73)	12/20/2013	$29,500	(1,151)	(1,835)	(2)	686
Morgan Stanley Capital Services Inc.	Credit Suisse (USA), Inc.	Buy	(0.33)	12/20/2014	$81,000	487	141	(228)	574
Morgan Stanley Capital Services Inc.	Federal Republic of Germany	Buy	(0.12)	9/20/2018	$114,000	4,975	4,324	(975)	1,626
Morgan Stanley Capital Services Inc.	Federative Republic of Brazil	Buy	(1.00)	12/20/2015	$130,000	(188)	523	(241)	(470)
Morgan Stanley Capital Services Inc.	Kingdom of Spain	Buy	(0.40)	3/20/2018	$21,000	3,974	3,611	(2,346)	2,709
Morgan Stanley Capital Services Inc.	Kingdom of Sweden	Buy	(0.69)	12/20/2015	$42,000	(618)	(606)	(235)	223
Morgan Stanley Capital Services Inc.	Lowe's Companies, Inc.	Buy	(1.25)	12/20/2013	$126,000	(2,258)	(3,403)	200	945
Morgan Stanley Capital Services Inc.	Masco Corp.	Buy	(1.00)	3/20/2015	$57,000	1,730	2,235	(415)	(90)
Morgan Stanley Capital Services Inc.	MBIA, Inc.	Buy	(4.80)	12/20/2012	$-	-	-	(463)	463
Morgan Stanley Capital Services Inc.	National Rural Utilities Cooperative Finance Corp.	Buy	(1.00)	6/20/2014	$98,000	(1,236)	384	(776)	(844)
Morgan Stanley Capital Services Inc.	National Rural Utilities Cooperative Finance Corp.	Buy	(1.00)	9/20/2014	$32,500	(417)	212	(260)	(369)
Morgan Stanley Capital Services Inc.	Nordstrom, Inc.	Buy	(1.00)	6/20/2014	$100,000	(1,630)	(1,065)	(426)	(139)
Morgan Stanley Capital Services Inc.	Portuguese Republic	Buy	(0.45)	3/20/2018	$-	-	-	269	(269)
Morgan Stanley Capital Services Inc.	ProLogis	Buy	(1.00)	12/20/2014	$63,000	(80)	1,054	(1,834)	700
Morgan Stanley Capital Services Inc.	Republic of Italy	Buy	(0.48)	3/20/2018	$-	-	-	(1,538)	1,538
Morgan Stanley Capital Services Inc.	Quantas Airways Ltd	Buy	(1.00)	6/20/2015	$-	-	-	(111)	111
Morgan Stanley Capital Services Inc.	Simon Property Group, LP	Buy	(1.00)	12/20/2014	$126,000	(1,348)	(948)	(1,268)	868
Morgan Stanley Capital Services Inc.	The Dow Chemical Company	Buy	(1.50)	12/20/2013	$21,000	(336)	(594)	29	229
Morgan Stanley Capital Services Inc.	The Dow Chemical Company	Buy	(1.00)	6/20/2014	$100,000	(810)	(1,334)	(42)	566
Morgan Stanley Capital Services Inc.	The Goldman Sachs Group, Inc.	Buy	(0.47)	12/20/2017	$40,000	3,906	1,988	(132)	2,050
Morgan Stanley Capital Services Inc.	Wells Fargo & Company	Buy	(0.73)	3/20/2014	$20,500	(135)	13	(203)	55
Morgan Stanley Capital Services Inc.	Yum! Brands, Inc.	Buy	(2.30)	12/20/2013	$59,000	(2,112)	(3,256)	182	962
Morgan Stanley Capital Services Inc.	Capital One Bank (USA), National Association	Buy	(1.00)	6/20/2016	$100,000	(1,897)	(1,465)	-	(432)
Morgan Stanley Capital Services Inc.	People's Republic Of China	Buy	(1.00)	6/20/2016	$100,000	(286)	(1,057)	-	771
Morgan Stanley Capital Services Inc.	Commonwealth of Australia	Buy	(1.00)	12/20/2016	$109,000	(1,857)	(972)	-	(885)
Morgan Stanley Capital Services Inc.	National Australia Bank Ltd	Buy	(1.00)	12/20/2016	$49,000	623	1,923	-	(1,300)
Morgan Stanley Capital Services Inc.	Commonwealth Bank of Australia	Buy	(1.00)	12/20/2016	$98,000	1,246	3,845	-	(2,599)
Morgan Stanley Capital Services Inc.	Australia and New Zealand Banking Group Ltd	Buy	(1.00)	12/20/2016	$98,000	1,246	3,845	-	(2,599)
						$1,191	$6,747	$(10,775)	$5,219

See accompanying notes to financial statements.

ASGI Corbin Multi-Strategy Fund, LLC Schedule of Investments (continued) As of March 31, 2012

(1)
If a portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a portfolio will either 1) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index

(2)
The maximum amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

Written Options Open as of March 31, 2012:
Description	Strike Price	Expiration Date	Premium Received/ (Paid)	Fair Value (USD)	Change in Unrealized Appreciation/ Depreciation Prior Period (USD)	Change in Unrealized Appreciation/ Depreciation Current Period (USD)

Currency Options
Put Option - OTC - Morgan Stanley Capital Services Inc., USD vs JPY	110	2/28/2013	$1,338	$(2)	$1,325	$11
Put Option - OTC - Morgan Stanley Capital Services Inc., USD vs JPY	130	4/24/2014	4,162	(15)	4,126	21
Index Options
Put Option - OTC - Morgan Stanley Capital Services Inc. RUT	750	4/21/2012	5,308	(568)	-	4,740
Call Option - OTC - Morgan Stanley Capital Services Inc. SPX	1,425	5/19/2012	6,788	(7,320)	-	(532)
Call Option - OTC - Morgan Stanley Capital Services Inc. SPX	1,450	5/19/2012	4,788	(3,500)	-	1,288
Put Option - OTC - Morgan Stanley Capital Services Inc. SPX	1,200	5/19/2012	5,988	(910)	-	5,078
Put Option - OTC - Morgan Stanley Capital Services Inc. SPX	1,250	5/19/2012	3,028	(1,540)	-	1,488
Call Option - OTC - Morgan Stanley Capital Services Inc. SPX	1,450	6/16/2012	6,348	(6,420)	-	(72)
Put Option - OTC - Morgan Stanley Capital Services Inc. SPX	1,275	6/16/2012	7,188	(4,340)	-	2,848
			$44,936	$(24,615)	$5,451	$14,870

See accompanying notes to financial statements.

ASGI Corbin Multi-Strategy Fund, LLC Schedule of Investments (continued) As of March 31, 2012

Equity sold short as of March 31, 2012:

Description	Shares	Cost	Fair Value (USD)	Change in Unrealized Appreciation/Depreciation Current Period (USD)

SPDR S&P Retail ETF	2,800	$159,541	$(171,500)	$(11,959)

A Summary of derivative instruments by primary risk exposure is outlined in the following tables:

The fair value of derivative instruments as of March 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value (USD)

Asset derivatives

Credit Contracts	Credit default swaps, at fair value	$22,496
Foreign Exchange Contracts	Investments in purchased currency options contracts	34
Equity Index Contracts	Investments in purchased index options contracts	19,820
Total asset derivatives		$42,350

Liability derivatives

Credit Contracts	Credit default swaps, at fair value	$(19,745)
Foreign Exchange Contracts	Written currency options, at fair value proceeds received	(17)
Equity Index Contracts	Written index options, at fair value proceeds received	(24,598)
Total liability derivatives		$(44,360)

Net realized gain/(loss) and net change in unrealized appreciation/depreciation due to investments in derivatives for the year ended March 31, 2012 were as follows:

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Options	Swaps	Equity	Total

Equity Index Contracts	$(78,225)	$-	$-	$(78,225)
Foreign Exchange Contracts	(4,071)	-	-	(4,071)
Credit Contracts	-	25,586	-	25,586

Total	$(82,296)	$25,586	$-	$(56,710)

Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Options	Swaps	Equity	Total

Equity Index Contracts	$(9,630)	$-	$-	$(9,630)
Foreign Exchange Contracts	3,899	-	-	3,899
Credit Contracts	-	12,329	-	12,329
Total	$(5,731)	$12,329	$-	$6,598

See accompanying notes to financial statements.

ASGI Corbin Multi-Strategy Fund, LLC Statement of Assets, Liabilities and Members’ Capital As of March 31, 2012

Assets

Investments in Investment Funds, at fair value (cost - $31,409,967)	$33,039,994
Investments in purchased currency options contracts, at fair value (cost - $8,236)	34
Investments in purchased index options contracts, at fair value (cost - $44,288)	19,820
Total Investments	33,059,848
Investments in Investment Funds paid in advance	3,050,000
Cash and cash equivalents	1,079,603
Receivable from Investment Funds sold	1,301,219
Credit default swaps, at fair value (upfront premiums paid $11,486)	2,751
Due from Adviser	608,423
Other prepaid assets	17,671
Total assets	39,119,515

Liabilities

Subscriptions received in advance	2,922,940
Redemptions payable	2,621,001
Equity sold short	171,500
Management fee payable	102,818
Directors' fee payable	11,296
Interest payable on credit default swaps	927
Written currency options, at fair value (proceeds received - $5,500)	17
Written index options, at fair value (proceeds received - $39,436)	24,598
Accrued expenses and other liabilities	370,751
Total liabilities	6,225,848

Net Assets

Total net assets	$32,893,667

Members' Capital

Paid-in capital	$32,691,687
Undistributed net investment loss	(968,554)
Accumulated net realized gain on investments	28,360
Net change in unrealized appreciation/depreciation on investments	1,142,174
Retained earnings	201,980
Total members' capital	$32,893,667

Net Asset Value per Unit

Net asset value per unit (320,371.261 Units outstanding).	$102.67

See accompanying notes to financial statements.

ASGI Corbin Multi-Strategy Fund, LLC Statement of Operations For the Year Ended March 31, 2012

Investment Income

Interest.	$417

Fund Expenses

Professional fees	427,592
Management fee	426,099
Administration services	169,737
Organizational fees	112,459
Directors' fees	50,173
Printing fees	50,000
Custody fees	36,450
Credit facility commitment fees	28,729
Offering expenses	21,489
Other operating expenses	51,943
Total operating expenses	1,374,671
Interest expense	39,492
Total expenses	1,414,163
Less: Reimbursement from Adviser	(608,423)
Net expenses	805,740
Net investment loss	(805,323)

Net Realized and Unrealized Gain/Loss on Investments

Net realized gain on Investment Funds	55,047
Net realized gain on Investment Funds receivable	5,726
Net realized loss on index options	(78,225)
Net realized loss on currency options	(4,071)
Net realized gain on credit default swaps	25,586
Net realized gain on foreign currency translations	3,014
Net change in unrealized appreciation/depreciation from investments in Investment Funds	1,149,277
Net change in unrealized appreciation/depreciation on purchased index option contracts	(24,468)
Net change in unrealized appreciation/depreciation on written index option contracts	14,838
Net change in unrealized appreciation/depreciation on purchased currency option contracts	4,896
Net change in unrealized appreciation/depreciation on written currency option contracts	(997)
Net change in unrealized appreciation/depreciation on credit default swaps	12,329
Net change in unrealized appreciation/depreciation on equity sold short	(11,959)
Net change in unrealized appreciation/depreciation on foreign currency translations	(1,742)
Total net realized and unrealized gain on investments	1,149,251
Net increase in members' capital resulting from operations	$343,928

See accompanying notes to financial statements.

ASGI Corbin Multi-Strategy Fund, LLC Statements of Changes in Members’ Capital

	For the Year Ended March 31, 2012	For the Period from January 4, 2011 (inception date) to March 31, 2011
Net Increase (Decrease) in Members' Capital Resulting from Operations
Operations

Net investment loss	$(805,323)	$(163,231)
Net realized gain on Investment Funds	55,047	23,945
Net realized gain on Investment Funds receivable	5,726	1,153
Net realized loss on index options	(78,225)	(3,700)
Net realized loss on currency options	(4,071)	-
Net realized gain on credit default swaps	25,586	-
Net realized gain/(loss) on foreign currency translations	3,014	(115)
Net change in unrealized appreciation/depreciation from investments in Investment Funds, currency options, index options, equity sold short and credit default swaps	1,142,174	455,059
Net increase in members' capital resulting from operations	343,928	313,111

Capital Transactions

Issuance of Units	19,975,000	27,897,121
Units tendered	(15,635,493)	-
Increase in members' capital derived from capital transactions	4,339,507	27,897,121

Members' Capital

Total increase in members' capital	4,683,435	28,210,232
Beginning of period	28,210,232	-
End of period	$32,893,667	$28,210,232

See accompanying notes to financial statements.

ASGI Corbin Multi-Strategy Fund, LLC Statement of Cash Flows For the Year Ended March 31, 2012

Cash Used in Operating Activities

Net increase in members' capital resulting from operations	$343,928

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments in Investment Funds	(14,093,095)
Proceeds from the disposition of investments in Investment Funds	10,993,726
Net realized gain on Investment Funds	(60,773)
Purchase of investments in credit default swaps and options	(286,858)
Proceeds from the disposition of investments in credit default swaps, options and equities sold short	389,205
Net realized loss on options	82,296
Net realized gain on credit default swaps	(25,586)
Increase in investments in Investment Funds paid in advance	(850,000)
Decrease in Investment Funds sold receivable	(6,268)
Increase in due from Adviser	(270,795)
Decrease in other prepaid assets	39,861
Decrease in management fee payable	(34,592)
Increase in directors' fees payable	10,581
Increase in accrued expenses and other liabilities	76,634
Decrease in interest payable on credit default swaps	(67)
Net change in unrealized appreciation/depreciation from investments in credit default swaps, options and equities sold short	5,361
Net change in unrealized appreciation/depreciation from investments in Investment Funds	(1,149,277)
Net cash used in operating activities	(4,835,719)

Cash Provided by Financing Activities

Repayment of borrowing under credit facility	(1,000,000)
Proceeds from issuance of Units (net of increase in subscriptions received in advance of $1,671,940)	21,646,940
Payments for tender of Units (net of increase in payable for Units tendered of $531,070)	(15,104,423)
Net cash provided by financing activities	5,542,517

Cash and Cash Equivalents

Net increase in cash and cash equivalents	706,798
Cash and cash equivalents at beginning of year	372,805
Cash and cash equivalents at end of year	$1,079,603

Supplemental Disclosure of Cash Flow Information

Cash paid during the year for interest expense	$39,492

See accompanying notes to financial statements.

ASGI Corbin Multi-Strategy Fund, LLC Statement of Cash Flows For the Year Ended March 31, 2012

	Class I
	For the Year Ended March 31, 2012	For the Period from January 4, 2011(a) to March 31, 2011
Per unit operating performance:
(For unit outstanding throughout the period)

Net asset value per share at beginning of period	$101.17	$100.00

Income from investment operations:

Net investment loss(b)	(2.40)	(0.60)
Net realized and unrealized gain/loss from investments(b)	3.90	1.77
Total from investment operations	1.50	1.17
Members' capital per Unit at end of period	$102.67	$101.17

Total return	1.48%	1.17%

Ratios to average members' capital:
Gross expenses(c) (d)	4.15%	7.28%
Expenses waived/reimbursed(c) (d)	(1.79%)	(4.91%)
Net expenses, including interest expense(c) (d)	2.36%	2.37%

Net expenses, excluding interest expense(c) (d)	2.25%	2.25%

Net investment loss(c) (d)	(2.37%)	(2.37%)

Members' capital, end of period (in thousands)	$32,894	$28,210

Portfolio turnover	33.34%	4.40%

(a)	Inception date.
(b)	Based on average units outstanding.
(c)	The expenses and net investment income/(loss) ratios do not include expenses of the Investment Funds in which the Fund invests.
(d)	Annualized for periods less than one year.

See accompanying notes to financial statements.

ASGI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements As of and for the Year Ended March 31, 2012

1. Organization

ASGI Corbin Multi-Strategy Fund, LLC (the “Fund”), a Delaware limited liability company, has been registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) since January 4, 2011.  The Fund is the successor to an unregistered investment vehicle that commenced operations on April 1, 2007.  The Fund is a closed-end management investment company.  Alternative Strategies Group, Inc. (the “Adviser”), a North Carolina corporation, is the investment adviser to the Fund.  The Adviser has retained Corbin Capital Partners, L.P., a Delaware limited partnership, to act as the subadviser to the Fund (the “Subadviser”).  The Subadviser has been engaged by the Fund and the Adviser to formulate and implement the Fund’s investment program.

On March 23, 2012, ASGI Special Asset Holdings, Inc. (the “Domestic Blocker”) was registered as a corporation in the state of Delaware.  The Domestic Blocker is a wholly-owned subsidiary of the Fund.  The Domestic Blocker has not commenced operations as of March 31, 2012.

The investment objective of the Fund is to achieve a consistent return on capital, with limited correlation with equity market returns over a full market cycle, through investments in a diversified portfolio of securities and other instruments including, but not limited to, securities of United States (“U.S.”) and non-U.S. corporations, U.S. government securities, non-U.S. government securities, partnership interests, money market instruments, derivatives on securities, commodity interests including futures contracts, options, options on futures, other derivatives including swaps, forward contracts, currencies, physical commodities and other instruments.

Generally, the Fund pursues its investment objective principally by allocating its capital among various collective investment vehicles (“Investment Funds”).  The Fund’s investments consist primarily of Investment Funds across a range of strategies, weighted toward what the Subadviser believes to be lower volatility, relative value oriented strategies.  The Fund may, in addition to investing in Investment Funds, also make investments directly, including, without limitation, for purposes of hedging certain exposures.

The Fund’s Board of Managers (the “Fund Board”) provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business.  The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a)  Valuation of investments in Investments Funds – The Fund values its investments in the Investment Funds at fair value in accordance with procedures established in good faith by the Fund Board, which value ordinarily will be the value of an interest in an Investment Fund determined by the investment manager of the Investment Fund in accordance with the policies established by the Investment Fund, absent information indicating that such value does not represent the fair value of the interest.  The Fund could reasonably expect to receive this amount from the Investment Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.  Due to the nature of the investments held by the Investment Funds, changes in market conditions and the economic environment may significantly impact the value of the Investment Funds and the fair value of the Fund’s interests in the Investment Funds.  Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or the Adviser, that an Investment Fund’s reported valuation does not represent fair value.  If it is determined that the Investment Fund’s reported valuation does not represent fair value, the Adviser may choose to make adjustments to reflect the fair value.  As of March 31, 2012, no such adjustments were deemed necessary by the Adviser.  In addition, the Fund may not have an Investment Fund’s reported valuation as of a particular fiscal period end.  In such cases, the Fund would determine the fair value of such an Investment Fund based on any relevant information available at the time.  The Fund Board has also established procedures for the valuation of investment securities, if any, held directly by the Fund.

ASGI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements As of and for the Year Ended March 31, 2012

Accounting Standards Update (“ASU”) 2009-12 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the net asset value per share (the “NAV”) of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV.  If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation.  In using the NAV as a practical expedient, certain attributes of the investment, that may impact the fair value of the investment, are not considered in measuring fair value.  Attributes of those investments include but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.  The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

(b)  Income taxes – The Fund, as a limited liability company, is classified as a partnership for federal tax purpose; accordingly, no provision for federal income taxes is required.

In accounting for income taxes, the Fund follows the guidance in Financial Accounting Standards Board (“FASB”) ASC 740 (formerly FASB Interpretation No. 48), as amended by ASU 2009-06, Accounting for Uncertainty in Income Taxes.  ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements.  There were no uncertain tax positions as of March 31, 2012.

At March 31, 2012, the Fund did not have any estimated net capital loss carryforwards.

Changes to the Fund’s federal income tax classification are discussed in more detail in Note 13.

(c)  Security transactions and investment income – The Fund’s transactions are accounted for on a trade-date basis.  Realized gains and losses on the Fund transactions are determined on the average cost basis.  Interest income is recognized on the accrual basis.  The Fund will indirectly bear a portion of the Investment Funds’ income and expenses, including management fees and incentive fees charged by the Investment Funds.  That income and those expenses are recorded in the Fund’s financial statements as unrealized appreciation/depreciation and not as income or expense on the statement of operations or in the financial highlights.

(d)  Cash and cash equivalents – The Fund maintains cash in an interest-bearing money market account, which, at times, may exceed federally insured limits.  The Fund has not experienced any losses in such account and does not believe it is exposed to any significant credit risk on such bank deposits.  All interest income earned will be paid to the Fund.

ASGI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) As of and for the Year Ended March 31, 2012

(e)  Foreign currency translation - The Fund does not isolate the portion of the results of operations that is due to the change in foreign currency translation from changes in the market price of investments held or sold during the period. Assets and liabilities denominated in a foreign currency are translated into the U.S. dollar equivalent using the spot foreign currency exchange rate in effect at the time of reporting. Unrealized gains and losses from such translation are included in change in unrealized appreciation/depreciation from investments, derivatives, and foreign currency translation. Purchases and sales of investments and revenues and expenses denominated in foreign currencies are translated at the daily spot rates in effect at the time of the transaction.

(f)  Options purchased - When an option is purchased, an amount equal to the premium paid is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased.  Premiums paid for the purchase of options which expire unexercised are treated by the Fund on the expiration date as realized losses.  If a purchased put option is exercised, the premium is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining whether the Fund has realized a gain or loss.  If a purchased call option is exercised, the premium increases the cost basis of the security or foreign currency purchased by the Fund.  Options purchased on an exchange are standardized while options purchased over the counter (“OTC”) have counterparty risk associated with them.

(g) Options written – When an option is written, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from written options which expire unexercised are treated by the Fund on the expiration date as realized gains.  If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or foreign currency in determining whether the Fund has realized a gain or loss.  If a written put option is exercised, the premium reduces the cost basis of the security or foreign currency purchased by the Fund.

(h) Credit default swaps – The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).  The Fund enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection).  The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes.  Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring).  Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs.  As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.  As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.  The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty.  Collateral pledged to or from the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

ASGI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) As of and for the Year Ended March 31, 2012

(i) Valuation of derivatives – The Fund has purchased and written index options and currency options outstanding as well as credit default swaps outstanding as of March 31, 2012.  The fair value of written and purchased index options can be determined using unadjusted quoted prices and are generally categorized within Level 1 of the Fund’s fair value hierarchy.  The fair value of written and purchased OTC currency options and credit default swaps can be determined by an independent pricing vender using a pricing model.  The pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgment, and the pricing inputs are observed from actively quoted markets and/or dealer quotes.  The Fund generally categorizes these derivatives within Level 2 of the fair value hierarchy.  In instances where significant inputs are unobservable, they would be categorized within Level 3 of the fair value hierarchy.

(j)  Distributions – The Fund presently does not intend to make periodic distributions of its net income or gains, if any, to investors (the “Members”).  The amount and times of distributions, if any, will be determined in the sole and absolute discretion of the Fund Board.  Changes to the Fund’s distribution policy are discussed in more detail in Note 13.

(k) Use of estimates – The preparation of the Financial Statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the Financial Statement.  Actual results could differ from those estimates.

(l) Fund expenses – The Fund bears all expenses incurred in its business and operations.  Expenses include, but are not limited to, administrative and extraordinary expenses and legal, tax, audit, escrow, fund accounting and printing expenses.  Operating costs also include: (1) investment related expenses, including, but not limited to, brokerage commissions, research fees, and other transactions costs; (2) interest and commitment expense on any borrowings; and (3) all costs and expenses associated with the registration of the Fund under, and in compliance with, any applicable federal and state laws.

(m) Expense limitation agreement – Through January 31, 2013, the Adviser has contractually agreed to limit the total annualized ordinary fund-wide operating expenses to 2.25%.  Members holding limited liability company interests designated as Class I (“Class I Units”) have no class-specific expenses.  Members holding limited liability company interests designated as Class A (“Class A Units”) will pay (in addition to up to 2.25% in fund-wide expenses) an additional annualized amount of up to 0.75% (the investor distribution and servicing fee), for a total of up to 3.00%.  Ordinary fund-wide operating expenses exclude the Fund's borrowing and other investment-related costs, Investment Fund and related investment manager fees and expenses, taxes, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Fund's business.  Ordinary fund-wide operating expenses include, for the avoidance of doubt, the Fund's start-up, offering and organizational expenses.

Accordingly, in addition, the Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund’s ordinary fund-wide operating expenses (exclusive of the investor distribution and servicing fee charged to Class A Units) fall below the annualized rate of 2.25% per year. The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which the Adviser deferred a fee or reimbursed an expense.  Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above.  As of March 31, 2012, the amount subject to recoupment by January 31, 2016 was $946,051, but only if after such recoupment the Fund’s expense ratio does not exceed the percentage described above.  For the year ended March 31, 2012, the amount of expenses reimbursable by the Adviser and receivable to the Fund was $608,423.  A payable to the Adviser of $127,511 is included in accrued expenses and other liabilities on the statement of assets, liabilities and members’ capital.

ASGI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) As of and for the Year Ended March 31, 2012

(n)  Third party service providers – BNY Mellon Investment Servicing (US) Inc. (the “Administrator”) serves as the Administrator to the Fund.  Under an agreement made between the Administrator and the Fund, the following annual fee will be calculated and paid monthly based upon the Fund’s beginning of month net assets:

0.085% of the first $200 million of beginning of month net assets;
0.070% of the next $200 million of beginning of month net assets; and
0.050% of beginning of month net assets in excess of $400 million.

The Fund also pays the Administrator certain fixed fees for financial statement preparation and other services.

The Bank of New York Mellon (the “Custodian”) serves as the Custodian to the Fund.  Under an agreement made between the Custodian and the Fund, the annual fee will be calculated and paid monthly based upon 0.020% of the Fund’s assets under custody.

The Fund also pays the Custodian certain fixed fees for transactions and other services.

(o) Recent accounting pronouncements – In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”.  This ASU amends FASB ASC Topic 820, “Fair Value Measurement”, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP.  This ASU is effective for fiscal years and interim periods beginning after December 15, 2011.  Management has evaluated the implications of ASU No. 2011-14 and determined that there is no impact to the Fund’s financial statements.

3.   Related Party Transactions

Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial or operational decisions. Fees incurred with related parties during the year are disclosed in the Statement of Operations, and may include the following:

(a) Investor distribution and servicing fee – Under the terms of the wholesaling and placement agent agreement between the Fund and Alternative Strategies Brokerage Services, Inc. (the “Placement Agent”), the Placement Agent is authorized to retain brokers, dealers and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Members purchasing Class A Units that are their customers.

The Fund pays a quarterly fee out of the net assets of Class A Units at the annual rate of 0.75% of the aggregate net asset value of Class A Units that have been outstanding for more than twelve (12) months, calculated and accrued as of the last day of each calendar month (before any repurchases of Class A Units) and paid to the Placement Agent quarterly (the “Investor Distribution and Servicing Fee”).  The Investor Distribution and Servicing Fee is charged on an aggregate class-wide basis, and investors in Class A Units will be subject to the Investor Distribution and Servicing Fee regardless of how long they have held their Class A Units. The Investor Distribution and Servicing Fee is paid to the Placement Agent to reimburse it for payments made to investorservice providers and for the Placement Agent’s ongoing investor servicing.  Pursuant to the conditions of an exemptive order issued by the SEC, the Investor Distribution and Servicing Fee is paid pursuant to a plan adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act with respect to Class A Units.  Class I Units are not subject to the Investor Distribution and Servicing Fee.

For the year ended March 31, 2012, there were no Investor Distribution and Servicing Fees paid to the Placement Agent.

ASGI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) As of and for the Year Ended March 31, 2012

(b) Placement fees – Under the terms of the wholesaling and placement agent agreement between the Fund and the Placement Agent, the Placement Agent and its sub-agents are entitled to receive a placement fee based on the gross amount of Class A Units purchased by a Member (the “Class A Unit Placement Fee”).  The amount of each additional investment in Class A Units by a Member will be aggregated with the amount of the Member’s initial investment in Class A Units and any other additional investments by the Member (to the extent such investments have not been repurchased by the Fund) in determining the applicable Class A Unit Placement Fee at the time of subsequent purchases of Class A Units.

The Class A Unit Placement Fee shall be deducted from the initial or optional additional contribution provided by the Member and is as follows:

Current Value of Class A Units	Placement Fee
Less than $500,000	2.00%
$500,000 to less than $1,000,000	1.00%
$1,000,000 or more	0.50%

For the year ended March 31, 2012, there were no Placement Fees paid by potential Members upon subscription into the Fund.

(c) Investment advisory fees – Amounts paid to the Adviser for the year ended March 31, 2012 are disclosed in Note 4.

(d) Directors’ fees – For the year ended March 31, 2012, the Fund paid Directors’ fees, including out of pocket expenses, of $50,173 and amounts payable to the Directors’ at March 31, 2012 is $11,296.

4.  Investment Advisory Agreement

The Adviser is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”). The Adviser also serves as investment adviser to other investment funds, some of which utilize a multi-manager, multi-strategy investment approach. Although the Adviser is registered with the CFTC as a “commodity trading adviser,” it operates the Fund as if it was exempt from registration under CFTC Rule 4.14(a)(8). The Fund is not required to register as a “commodity pool operator” pursuant to CFTC Rule 4.5. However, recently adopted amendments to Rule 4.5 alter the criteria required for the Adviser to rely on the exemption from registration as a “commodity pool operator” with respect to the Fund. Certain aspects of the amended rule are yet to be determined, and such determinations may dictate the appropriate course of action for the Fund with respect to its CFTC compliance obligations.

ASGI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) As of and for the Year Ended March 31, 2012

Subject to policies adopted by the Fund Board and applicable law, the Adviser is responsible for appointing the Subadviser to manage the Fund’s investments, monitoring the Subadviser’s management of the Fund, and implementing the Fund’s compliance program.  Subject to the limitations set forth in the subadvisory agreement, the Adviser has the ability to restrict initial/additional investment in an Investment Fund and/or remove an Investment Fund from the portfolio, although it does not intend to use this ability to manage the portfolio or restrict the Subadviser's discretion.

The Fund pays the Adviser each month a fee (“Management Fee”) equal to one-twelfth of 1.25% of the aggregate net asset value of outstanding Units of the Fund calculated as of the last day of each month (before any repurchases of Units).  The Management Fee paid to the Adviser, a related party to the Fund, for the year ended March 31, 2012 was $426,099.  The Adviser pays the Subadviser a portion of the Management Fee as described in the subadvisory agreement among the Adviser, Subadviser, and the Fund.

5.  Investment Fund Transactions

Purchases of Investment Funds for the year ended March 31, 2012 were $14,093,095 and proceeds from redemptions of Investment Funds for the year ended March 31, 2012 were $10,993,726.

6.  Derivative Transactions

The Fund enters into derivative contracts for risk management purposes such as to manage or hedge the Fund’s currency exchange risk, interest rate risk, credit risk and other risks.  During the year ended March 31, 2012, the Fund entered into derivative contracts to hedge credit exposures of the broader portfolio.  The Fund’s hedge overlay includes a portfolio of single name CDS to hedge the aggregate risk based on their understanding of the underlying exposures of those managers.  The hedge overlay is used to reduce risk to broad market factors, not exposures to specific securities and it is not necessarily aimed to neutralize exposures, just to bring the portfolio in line with the desired posture given the portfolio objectives.  All derivative contracts must be fully backed by cash positions and may be OTC and/or exchanged traded.  Such derivative contracts may include forwards, futures, options, warrants, and/or swaps.

Forwards are a tailored contract between two parties, where payment takes place at a specific time in the future at today’s pre-determined price.  Futures are contracts to buy or sell an asset on or before a future date at a price specified today.  Options are contracts that give the owner the right, but not the obligation, to buy or sell an asset.  The price at which the sale takes place is known as the strike price, and is specified at the time the parties enter into the option.  The option contract also specifies a maturity date.  Warrants are long dated options, usually longer than one year, which are traded OTC.  Swaps are contracts to exchange cash flows on or before a specified future date on the underlying value of currencies exchange rates, bonds/interest rates, commodities exchange, stocks or other assets.  As of March 31, 2012, the Fund has written currency options, written index options, purchased currency options, purchased index options, and entered into credit default swap agreements.  The counterparty for the Fund’s derivative transactions is Morgan Stanley Capital Services, Inc.

The monthly average notional of options was EUR 18,462 and JPY 16,143,462 for the year ended March 31, 2012.  The monthly average notional of index options was USD 17 for the year ended March 31, 2012.  The monthly average notional of credit default swaps was USD 1,788,577 and EUR 312,577 for the year ended March 31, 2012.

The Fund’s derivatives are not considered to be hedging instruments under US GAAP and, therefore, the Fund accounts for derivatives at fair value on the Statement of Assets and Liabilities.  As of March 31, 2012, the net change in unrealized appreciation/depreciation on written option contracts recorded on the Statement of Operations was $13,841, the net change in unrealized appreciation/depreciation on credit default swaps recorded on the Statement of Operations was $12,329, and the net change in unrealized appreciation/depreciation on purchased option contracts was $(19,572).

ASGI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) As of and for the Year Ended March 31, 2012

Transactions in options contracts for the year ended March 31, 2012 were as follows:

Currency options purchased	EUR	JPY
	Notional	Notional	Cost
Balance at April 1, 2011	192,000	98,100,000	$13,354

Options expired	(192,000)	(26,400,000)	(5,118)
Balance at March 31, 2012	-	71,700,000	$8,236

Currency options written	EUR	JPY	Premiums
	Notional	Notional	Received
Balance at April 1, 2011	96,000	77,895,000	$6,547

Options expired	(96,000)	-	(1,047)
Balance at March 31, 2012	-	77,895,000	$5,500

Index options purchased	Number of
	Contracts	Cost
Balance at April 1, 2011	-	$-

Options purchased	77	169,703
Options terminated in closing buy transactions	(4)	(7,872)
Options expired	(57)	(117,543)
Balance at March 31, 2012	16	$44,288

Index options written	Number of
	Contracts	Cost
Balance at April 1, 2011	-	$-

Options written	151	165,983
Options terminated in closing sell transactions	(24)	(38,397)
Options expired	(99)	(88,150)
Balance at March 31, 2012	28	$39,436

ASGI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) As of and for the Year Ended March 31, 2012

7.  Investments in Investment Funds

The Adviser and Subadviser monitor the performance of Investment Funds. Such monitoring procedures include, but are not limited to, monitoring market movements in the Investment Funds’ portfolio investments, comparing performance to industry benchmarks, and in depth conference calls and site visits with the Investment Fund’s portfolio manager.

Complete information about the underlying investments held by the Investment Funds is not readily available, so it is unknown whether the Fund, through its aggregate investment in Investment Funds, holds any single investment whereby the Fund’s proportionate share exceeds 5% of the Fund’s net assets as of March 31, 2012.

The following table summarizes the Fund’s investments in the Investment Funds as of March 31, 2012, none of which were related parties.  The Fund indirectly bears fees and expenses as an investor in the Investment Funds.  Each investment in each Investment Fund pays the investment manager of the Investment Fund a management fee.  The fee rate varies and ranges from 1.0% to 2.6% per annum of the net asset value of that Investment Fund. Additionally, the investment manager/general partner of the Investment Fund generally receives an incentive fee/allocation from each investment ranging from 10% to 25% of any net new appreciation of that series as of the end of each performance period for which an incentive fee/allocation is calculated.

ASGI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) As of and for the Year Ended March 31, 2012

Investment Fund	% of Investment Fund's Total Fair Value	Fair Value	Net Change in Unrealized Appreciation/Depreciation	Realized Gain (Loss)	Redemptions Permitted	Primary Geographic Location
683 Capital Partners LP**	1.5	$485,141	$(6,893)	$(7,966)	Quarterly	United States
Anchorage Capital Partners LP*	4.9	1,618,340	(56,085)	-	Annually	United States
Anchorage Short Credit Fund LP	0.0	-	19,541	46,210	Monthly	United States
Archer Capital Fund LP**	0.2	56,880	(3,433)	(26)	In Liquidation	United States
Archer SPE I LLC**	0.2	73,515	(15,987)	-	In Liquidation	United States
Axial Capital Institutional LP	0.0	-	70,918	(69,951)	Semi-Annually	United States
BlueCrest Capital LP*	6.0	1,989,658	112,735	-	Quarterly	United States
Brevan Howard Asia Fund LP	1.3	429,911	4,877	75,778	Monthly	United States
Brevan Howard LP	5.3	1,748,813	158,799	4,617	Monthly	United States
Brigade Leveraged Capital Structures Fund LP	0.0	-	(46,470)	39,878	Quarterly	United States
Cadian Fund LP*	4.2	1,367,802	167,802	-	Quarterly	United States
COMAC Global Macro Fund LP*	4.3	1,419,703	58,179	-	Monthly	United States
CQS ABS Feeder Fund Ltd	3.6	1,202,284	18,187	-	Quarterly	Cayman Islands
D. E. Shaw Composite Fund LLC**	0.3	110,900	7,896	(3,950)	In Liquidation	United States
D. E. Shaw Oculus Fund LLC*	3.9	1,292,535	251,320	-	Quarterly	United States
Davidson Kempner Partners	0.0	-	(43,512)	17,013	Semi-Annually	United States
Drawbridge Special Opportunities Fund LP**	5.7	1,895,016	171,570	-	Annually	United States
Expo Health Sciences Fund LP*	2.7	900,493	(175,207)	(38,243)	Quarterly	United States
Fox Point QP Fund LP*	2.8	912,373	(187,627)	-	Semi-Annually	United States
Garrison Special Opportunities Fund LP**	3.3	1,096,408	(53,616)	(13,277)	Annually	United States
Halcyon Structured Opportunities Fund LP**	0.1	39,795	(20,904)	13,284	In Liquidation	United States
Jet Capital Concentrated Fund LP*	5.0	1,651,440	(28,328)	-	Monthly	United States
JHL Capital Group Fund LLC*	2.6	867,642	(32,358)	-	Quarterly	United States
Marble Arch QP Partners LP*	4.5	1,471,253	258,951	20,568	Semi-Annually	United States
Mariner-Tricadia Credit Strategies Fund LP*	4.5	1,487,699	(56,493)	14,548	Quarterly	United States
Pelham Long/Short Fund LP*	3.9	1,274,069	74,069	-	Monthly	United States
Perella Weinberg Partners Asset Based Value Fund LP*	5.5	1,815,529	216,134	28,270	Quarterly	United States
Pine River Fixed Income Fund LP*	3.0	993,757	14,946	(21,189)	Quarterly	United States
QVT Associates II Holdings Ltd**	0.2	79,326	3,371	571	In Liquidation	Cayman Islands
QVT Associates II LP - Continuing Fund**	0.9	295,784	19,985	3,982	Quarterly	United States
QVT Associates II LP - Special Investments**	0.1	30,613	1,493	420	In Liquidation	United States
Saba Capital Leveraged Offshore Fund Ltd	4.2	1,375,413	2,770	-	Quarterly	Cayman Islands
Saba Capital Partners LP	0.0	-	(42,706)	138,588	Quarterly	United States
Serengeti Lycaon Overseas Ltd	2.8	915,473	15,473	-	Annually	Cayman Islands
Silver Lake Credit Fund LP*	4.3	1,430,355	30,355	-	Semi-Annually	United States
Soundpost Capital LP	0.0	-	118,520	(187,603)	Quarterly	United States
SRS Partners US LP*	4.3	1,426,114	117,788	8,326	Quarterly	United States
TPG-Axon Partners LP	0.4	116,554	(6,342)	13,952	In Liquidation	United States
Tyticus Partners II Ltd	0.3	101,611	10,107	-	In Liquidation	Cayman Islands
WCG Partners LP*	3.2	1,067,795	(548)	-	Quarterly	United States
Wexford Spectrum Fund LP	0.0	-	-	(28,753)	Quarterly	United States
Total Investments in Investment Funds	100.0%	$33,039,994	$1,149,277	$55,047

* Subsequently transferred into investment manager's offshore Investment Fund offering, as discussed in more detail in Note 13.
** Subsequently transferred into ASGI Special Asset Holdings, Inc., as discussed in more detail in Note 13.

ASGI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) As of and for the Year Ended March 31, 2012

The following is a summary of the investment strategies of the investments in the Investment Funds held in the Fund as of March 31, 2012.

Long/Short Equities strategies generally involve taking both long and short positions in equity securities that are deemed to be under or overvalued.  Although the combination of long and short investing can provide an element of protection against (but not eliminate) directional market exposure, long/short equities investment managers generally do not attempt to neutralize the amount of long and short positions (i.e., they will be net long or net short).  Investment managers may specialize in a particular industry or geographic region, or they may diversify holdings across industries or geographic regions.  Investment managers in this strategy usually employ a low to moderate degree of leverage.

Event Driven strategies generally include investments in securities of companies involved in identifiable corporate actions, such as mergers, acquisitions, restructurings, spin-offs, shareholder activism, or other special situations which alter a company’s financial structure or operating strategy.  Risk management and hedging techniques may be employed to protect the portfolio from events that fail to materialize.  In addition, accurately forecasting the timing of an event is an important element impacting the realized return.  The use of leverage varies considerably.

Macro strategies generally involve fundamental, discretionary, directional trading in currencies, commodities, bonds and equities.  Investment managers utilizing macro strategies invest in a wide variety of strategies and instruments, often assuming an aggressive risk posture.  Most investment managers rely on macro-economic analyses to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments.  Futures, options and other derivative instruments are often used for hedging and speculation and the use of leverage varies considerably.

Relative Value strategies employ multiple arbitrage investment strategies including forms of fixed-income arbitrage, merger arbitrage, convertible arbitrage, pairs trading, index-rebalancing arbitrage and capital structure arbitrage. Generally, investment managers take offsetting long and short positions in similar or related securities when their values, which are mathematically or historically interrelated, are temporarily distorted. In addition, investment managers make decisions regarding which Relative Value strategies offer the best opportunities at any given time and weight strategies accordingly in their overall portfolio.

While redemptions are permitted as noted in the table above for the Investment Funds, such redemptions may be deferred or suspended at any time upon the election of the investment manager of the Investment Fund.  Moreover, certain Investment Funds may amend their liquidity provisions or otherwise further restrict the Fund’s ability to make withdrawals from those Investment Funds.  The Fund had no unfunded capital commitments as of March 31, 2012.

8.  Fair Value Measurements

The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:

●
Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.

ASGI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) As of and for the Year Ended March 31, 2012

●
Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

●	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

The Adviser considers subscriptions and redemption rights, including any restrictions on the disposition of the interest, in its determination of fair value.  Investments in the Investment Funds are included in Level 2 of the fair value hierarchy if the Fund can provide the appropriate redemption notice and can redeem its investment within 90 days of fiscal year end.  All other investments in Investment Funds are classified as Level 3.

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  A summary of the inputs used to value the Fund's members' capital as of March 31, 2012 is as follows:

Description	Total Fair Value at March 31, 2012	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Other Financial Instruments
Assets
Purchased Options	$19,854	$19,820	$34	$-
Credit Default Swaps	22,496	-	22,496	-
Liabilities
Written Options	(24,615)	(24,598)	(17)	-
Credit Default Swaps	(19,745)	-	(19,745)	-
Equity Sold Short	(171,500)	(171,500)	-	-
Investment Funds
Event Driven/Distressed	10,592,751	-	4,408,246	6,184,505
Global Macro	4,767,833	-	4,666,222	101,611
Long/Short Equity	8,821,441	-	3,148,193	5,673,248
Relative Value	8,857,969	-	7,347,589	1,510,380
Total Investments	$32,866,484	$(176,278)	$19,573,018	$13,469,744

ASGI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) As of and for the Year Ended March 31, 2012

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Investments in
Investment Funds

Balance, as of April 1, 2011	$6,697,352
Realized gain (loss)	(45,095)
Change in unrealized appreciation/(depreciation)	164,932
Purchases	9,045,452
(Sales)	(1,284,901)
Transfers into Level 3	6,765
Transfers (out) of Level 3	(1,114,761)
Balance, as of March 31, 2012	$13,469,744

There were no transfers between Level 1 and Level 2 investments for the year ended March 31, 2012.  Transfers from Level 2 into Level 3 for the year ended March 31, 2012 was $6,765.  Transfers from Level 3 into Level 2 for the year ended March 31, 2012 was $1,114,761.  The net change in unrealized appreciation/depreciation on Level 3 investments in Investment Funds still held as of March 31, 2012 was $164,932.

9.  Capital Share Transactions

On October 17, 2011, the Fund received an exemption from the Securities and Exchange Commission allowing multiple classes of units to be offered by the Fund.  Beginning on December 1, 2011, the Fund offered two separate classes of units, Class A Units and Class I Units to investors eligible to invest in the Fund.  All Units issued prior to December 1, 2011 have been redesignated as Class I Units in terms of rights accorded and fees borne.

The Fund accepts initial and additional subscriptions for Units on subscription dates, which occur only once each month, effective as of the beginning of the first calendar day of the month at the relevant net asset value per Unit of the Fund as of the end of the last calendar day of the prior month.  All Class A Unit subscriptions accepted into the Fund are received net of Class A Unit Placement Fees charged.  The Fund Board may discontinue accepting subscriptions at any time.

To provide a limited degree of liquidity to Members, the Fund may from time to time offer to repurchase Units pursuant to written tenders by Members. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Fund Board in its sole discretion.

For the year ended March 31, 2012, transactions in the Fund's Units were as follows:

	Subscriptions		Tenders
	(in Units)	Subscriptions	(in Units)	Tenders

Class I	196,894.800	$19,975,000	(155,363.166)	$(15,635,493)

There were no transactions in Class A Units for the year ended March 31, 2012.

ASGI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) As of and for the Year Ended March 31, 2012

10.  Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred.  However, based on the Adviser and Subadviser’s experience, the Fund believes the risk of loss from these arrangements to be remote.

11.  Risk Factors

An investment in the Fund involves various risks. The Fund allocates assets to Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.

12.  Line of Credit Arrangements

The Fund maintains a committed, secured line of credit with Société Générale.  The facility had the following terms: (a) interest rate of applicable LIBOR rate plus 1.75% per annum, (b) a commitment fee of 0.80% per annum of the unborrowed commitment amount, and (c) a committed amount of $4,000,000.

For the year ended March 31, 2012, the Fund had weighted average borrowings of $473,087.  The interest rates on borrowings for the year ended March 31, 2012 ranged from 2.00% to 2.33%.  As of March 31, 2012, there was no outstanding balance under the line of credit facility.

Credit facility commitment fees of $28,729 were expensed and are included in the accompanying statement of operations.  Credit facility commitment fees payable as of March 31, 2012 were $2,844.

The Fund is required to meet certain financial covenants, such as limiting the amount of debt, as defined in the line of credit facility, to be the lesser of (a) 30% of the Fund’s members’ capital and (b) 100% of the Fund’s members’ capital minus the capital-at-risk as defined in the line of credit facility.

13.  Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date of financial statement issuance.

The Fund received additional capital contributions of $2,784,000.

Additionally, effective April 1, 2012:

1.
The Fund has elected to be treated as a corporation for federal income tax purposes, and it further intends to elect to be treated as, and expects each year to qualify, as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended.  For each taxable year that the Fund so qualifies, the Fund will not be subject to federal income tax on that part of its taxable income that it distributes to Members.  Such distributions will be paid to Members at least annually.  Each Member will automatically be a participant under the Fund’s Dividend Reinvestment Plan and have all distributions automatically reinvested.

ASGI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) As of and for the Year Ended March 31, 2012

2.
The Domestic Blocker commenced operations.  The Fund transferred its account value in certain Investment Funds into the name of the Domestic Blocker in order to maintain its qualification as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended.

3.
The Fund transitioned its holdings in certain Investment Funds to investment funds organized outside of the United States that are classified as passive foreign investment companies and managed by the same respective investment manager.

ASGI Corbin Multi-Strategy Fund, LLC Supplemental Information (unaudited)

Nature, Extent and Quality of Services

The Fund Board reviewed and considered the nature and extent of the investment advisory and subadvisory services to be provided by the Adviser and the Subadviser to the Fund under the Agreements, including the selection of securities, allocation of the Fund’s assets among, and monitoring performance of, underlying funds, evaluation of risk exposure of underlying funds and reputation, and experience of underlying funds’ managers, management of short-term cash and operations of underlying funds, and day-to-day portfolio management and general due diligence examination of underlying funds before and after committing assets of the Fund for investment. The Fund Board also reviewed and considered the nature and extent of the non-advisory and administrative services to be provided by the Adviser, including, among other things, providing to the Fund office facilities, equipment, and personnel. The Fund Board also reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser and Subadviser who would provide the investment advisory and administrative services to the Fund. The Fund Board determined that the Adviser’s and Subadviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Fund Board also took into account the Adviser’s and the Subadviser’s compliance policies and procedures, including the procedures used to determine the fair value of the Fund’s assets. The Fund Board concluded that the overall quality of the proposed advisory and administrative services was satisfactory.

The Fund Board reviewed the proposed advisory and subadvisory fee rates and anticipated total expense ratio of the Fund. The Fund Board compared the proposed advisory fee, subadvisory fee and total expense ratio for the Fund with various comparative data, including a report prepared by the Adviser comparing the proposed fees payable by the fund to those payable by other comparable funds. The Fund Board noted that the proposed fees payable to the Adviser and the Subadviser were comparable to the fees payable to the advisers and subadvisers of other similarly situated funds. The Fund Board concluded that the advisory fee, subadvisory fee and total expense ratio of the Fund were reasonable and satisfactory in light of the anticipated services to be provided.

Economies of Scale

The Fund Board considered the Fund’s advisory fee of 1.25% and concluded that the fee was reasonable and satisfactory in light of the services to be provided and the anticipated size of the Fund. The Fund Board also determined that, given the anticipated relative size of the Fund, economies of scale were not likely to be present or were not anticipated to be a significant factor at this time.

Anticipated Profitability of Advisers and Affiliates

The Fund Board considered and reviewed information concerning the anticipated costs to be incurred and profits to be realized by the Adviser and its affiliates, and the Subadviser based on their relationship with the Fund.  Based on the review of the information they received, the Fund Board concluded that the anticipated profits to be earned, if any, by the Adviser and its affiliates, and the Subadviser, were reasonable.

General Conclusion

Based on its consideration of all factors that it deemed material, the Fund Board concluded it would be in the best interest of the Fund and its anticipated Unit holders to approve the Agreements as proposed.

ASGI Corbin Multi-Strategy Fund, LLC Supplemental Information (unaudited) (continued)

The Board of Managers of the Fund

The Fund Board provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The managers of the Fund Board (“Managers”) are not required to hold Interests in the Fund. A majority of the Managers are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Managers”). The Independent Managers perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Managers and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. Each Manager who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Manager”), is indicated by an asterisk. The business address of each person listed below is 401 South Tryon Street, Charlotte, NC 28202.

Managers

Name and Age(1)	Position(s) with the Funds	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Manager	Other Directorships Held by Manager During the Last 5 Years
Adam Taback* Age: 41	Manager, President	Since 2010	President, Alternative Strategies Group, Inc., since 2001; President, Wells Fargo Alternative Asset Management, LLC, since 2011; President, Alternative Strategies Brokerage Services, Inc., since 2010.	4
Chairman of the Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Trustee, ASGI Agility Income Fund, since 2010; Chairman of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011.

James Dean Age: 56	Manager	Since 2010	Dean, Associate Dean, Kenan-Flagler Business School, UNC Chapel Hill, since 1998.	4
Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Trustee, ASGI Agility Income Fund, since 2010; Member of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011.

James Dunn Age: 39	Manager	Since 2010	Vice President, Chief Investment Officer, Wake Forest University, since 2009; Managing Director, Chief Investment Officer, Wilshire Associates, 2005-2009.	4
Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Trustee, ASGI Agility Income Fund, since 2010; Member of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011.

ASGI Corbin Multi-Strategy Fund, LLC Supplemental Information (unaudited) (continued)

Name and Age(1)	Position(s) with the Funds	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Manager	Other Directorships Held by Manager During the Last 5 Years
Stephen Golding Age: 63	Manager	Since 2010	Chief Financial Officer, Vice President Finance and Administration, Ohio University, since 2010.	4
Trustee, Washington College, since 2003; Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Trustee, ASGI Agility Income Fund, since 2010; Member of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011.

James Hille Age: 50	Manager	Since 2010	Chief Investment Officer, Texas Christian University, since 2006; Chief Investment Officer, Texas Teachers, 1995-2006.	4
Trustee, Employees Retirement System of Fort Worth, since 2007; Board Member, Texas Comptroller’s Investment Advisory Board, since 2007; Trustee, Trinity Valley School, since 2009; Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Trustee, ASGI Agility Income Fund, since 2010; Member of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011; Board Member, Investment Advisory Committee of Employee Retirement System of Texas, since 2011.

Jonathan Hook Age: 54	Manager	Since 2010	Vice President, Chief Investment Officer, The Ohio State University, since 2008; Chief Investment Officer, Baylor University, 2001-2008.	4
Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Trustee, ASGI Agility Income Fund, since 2010;  Member of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011; Member of the Board of Directors, Research Corporation for Science Advancement (RCSA), since 2011.

ASGI Corbin Multi-Strategy Fund, LLC Supplemental Information (unaudited) (continued)

Name and Age(1)	Position(s) with the Funds	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Manager	Other Directorships Held by Manager During the Last 5 Years
Dennis Schmal Age: 65	Manager	Since 2011	Self-employed; Board Director and Consultant.	4
Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2011; Trustee, ASGI Agility Income Fund, since 2011;  Member of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2008; Director of Grail Advisors ETF Trust (5 Funds) 2009-2011; Director of the Gemworth Financial GuideMark mutual funds (9 Funds), since 2007; Chairman of the Board of Directors of Pacific Metrics Corporation, since 2005; Director of Varian Semiconductor Equipment Associates, from 2004 to June 2011; Director of Merriman Holdings, Inc., since 2003; Director of North Bay Bancorp from 2006 to 2007.

*     Indicates an Interested Manager.

(1)	As of March 31, 2012.

(2)
Each Manager serves until death, retirement, resignation or removal from the Board.  Any Manager may be removed either (a) with or without cause by the vote or written consent of at least two thirds (2/3) of the Managers not subject to the removal vote (but only if there are at least three Managers serving on the Board at the time of such vote or written consent) or (b) with or without cause by, if at a meeting, a vote of the Members holding a majority of the total number of votes present at such meeting or, if by written consent, a vote of Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

(3)	The “Fund Complex” is currently comprised of four closed-end registered investment companies.

Principal Officers who are not Managers:

Name and Age(1)	Position(s) with the Funds	Length of Time Served(2)	Principal Occupation During Past Five Years
Michael Roman Age: 31	Treasurer	Since 2010
Treasurer, Wells Fargo Alternative Asset Management, LLC, since 2011; Fund Reporting Manager, Alternative Strategies Group, Inc., since 2007; Senior Analyst, Alternative Strategies Group, Inc., 2006; Senior Financial Analyst, Turbine, Inc; 2003-2006.

ASGI Corbin Multi-Strategy Fund, LLC Supplemental Information (unaudited) (continued)

Name and Age(1)	Position(s) with the Funds	Length of Time Served(2)	Principal Occupation During Past Five Years
Britta Patterson Age: 38	Secretary	Since 2010	Director, Chief Administrative Officer, and Senior Vice President Alternative Strategies Group, Inc., since 2005.
Lloyd Lipsett Age: 47	Assistant Secretary	Since 2010	Vice President, Senior Counsel, Wells Fargo & Company, since 2009; Senior Vice President, Counsel, Wachovia Corporation (predecessor to Wells Fargo & Company), 2004-2009.
Ankit Patel Age: 31	Assistant Treasurer	Since 2010	Senior Fund Reporting Analyst, Alternative Strategies Group, Inc., since 2008; Account Manager, State Street Corporation, 2006-2007; Senior Fund Accountant, State Street Corporation, 2005-2006.
Doretta Dunegan Age: 55	Chief Compliance Officer, Secretary	Since August 1, 2011
Chief Compliance Officer of Alternative Strategies Group, Inc., since 2011;Vice President and Compliance Manager, Wells Fargo Wealth Management since 2004; Chief Compliance Officer of Wells Fargo Alternative Asset Management, LLC,  from 2005 to 2012; Chief Compliance Officer of Nelson Capital Management, LLC from 2005 to 2009.

Yukari Nakano Age: 59	Chief Operating Officer	Since 2010	Chief Operating Officer, Wells Fargo Alternative Asset Management, LLC, since 2011; Senior Vice President (since 2003) and Chief Operating Officer (since 2010), Alternative Strategies Group, Inc.

(1)	As of March 31, 2012.

(2)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

Form N-Q Filings

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q.  The Forms N-Q will be available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Proxy Voting Policies

Information on how the Fund voted proxies relating to portfolio securities during the prior twelve month period ending June 30 of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities will be available without charge, by request, by calling (886) 440-7460 and on the SEC’s web site at www.sec.gov.

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Managers has determined that Stephen T. Golding is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $120,000 for 2011 and $92,124 for 2012.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2012.

2

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2011 and $0 for 2012.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit and Non-Audit Services Pre-Approval Policy with respect to the registrant is set forth below.

Adopted December 10, 2010

Audit Committee of
ASGI Corbin Multi-Strategy Fund
[Additional Funds]
(the “Funds”)

Audit and Non-Audit Services Pre-Approval Policy (the “Policy”)

I.            Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Managers of the Funds (the “Committee”) is responsible for the appointment, compensation and oversight of the services provided by the independent registered public accounting firm (i.e., an accounting firm that has registered with the Public Company Accounting Oversight Board (the “PCAOB”)) to the Funds (the “Auditor”).  As part of this responsibility, the Committee is required to pre-approve the audit and non-audit services performed by the Auditor in order to assure that these services do not impair the Auditor’s independence.  In addition, these procedures also require the Committee to pre-approve non-audit services provided by the Auditor to Alternative Strategies Group, Inc. (“ASGI”) (or any entity in a control relationship with ASGI that provides ongoing services to the Funds) where such non-audit services relate directly to the operations and financial reporting of the Funds as further assurance that such services do not impair the Auditor’s independence.

The Committee charter requires the Committee to pre-approve all audit and non-audit services provided to each Fund by the Auditor, except for de minimis fees (less than 5% of the total fees received by the Auditor in a fiscal year for services provided to the subject Fund) for non-audit services that were not recognized at the time of the engagement of the Auditor to be non-audit services and which are promptly brought to the attention of the Committee and approved prior to the completion of the audit.

This Policy follows two different approaches to pre-approving services: (1) proposed services may be generally pre-approved (“General Pre-Approval”); or (2) proposed services will require specific pre-approval (“Specific Pre-Approval”).  Unless a type of service provided by the Auditor has received General Pre-Approval, it will require Specific Pre-Approval by the Committee.

3

Exhibit A to this Policy describes the Audit, Audit-Related, Tax and All Other Services subject to General Pre-Approval, which hereby are pre-approved by the Committee.  The Committee will annually review these services.  It is expected that such review will occur annually at a regularly scheduled Committee meeting.

II.           Audit Services

Each Fund’s annual audit services engagement scope and terms will be subject to Specific Pre-Approval of the Committee.  Audit services performed thereafter during such engagement are subject to General Pre-Approval and include the annual financial statement audit and other procedures required to be performed by the Auditor in order to be able to form an opinion on each Fund’s financial statements.  The audit services subject to General Pre-Approval, which hereby are pre-approved, are set forth in Exhibit A.

III.           Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of each Fund’s financial statements or that are traditionally performed by an independent auditor.

The audit-related services subject to General Pre-Approval, which here are pre-approved, are set forth in Exhibit A.

IV.          Tax Services

The Securities and Exchange Commission (the “SEC”) has stated generally that an Auditor may provide tax services to an audit client, such as tax compliance, tax planning and tax advice, if such services do not impair the Auditor’s independence.  Circumstances where providing certain tax services would impair the Auditor’s independence, such as representing the Funds in tax court or other situations involving public advocacy are not permitted.

The tax services subject to General Pre-Approval, which hereby are pre-approved, are listed in Exhibit A.

V.           All Other Services

The Committee believes that other types of non-audit services may also be permitted if such non-audit services: (a) are routine and recurring services; (b) would not impair the independence of the Auditor; and (c) are consistent with the Act and the rules relating thereto.  The Committee shall consider such non-audit services as being subject to Specific Pre-Approval, and consider such services on a case-by-case basis.

VI.          Prohibited Services

The Auditor is prohibited from providing the following non-audit services to the Funds at any time:

(1) Bookkeeping or other services related to the Funds’ accounting records or financial statements;
(2) Financial information systems design and implementation;
(3) Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4

(4) Actuarial services;
(5) Internal audit outsourcing services;
(6) Management functions or human resources;
(7) Broker or dealer, investment adviser, or investment banking services;
(8) Legal services and expert services unrelated to the audit; and
(9) Any other service that the PCAOB determines, by regulation, is impermissible.

VII.         Procedures

At least annually, the Funds’ Chief Financial Officer and the Auditor shall jointly submit to the Committee for approval a revised Exhibit A.

EXHIBIT A

ASGI Corbin Multi-Strategy Fund
[Additional Funds]
(the “Funds”)

Schedule of Audit, Audit-Related, Tax and Other Non-Audit Services
Subject to General Pre-Approval

Effective December 10, 2010

Service	Summary of Services
Audit Services Audit	Recurring audit of financial statements of each Fund in accordance with U.S. generally accepted auditing standards including, but not limited to:
	●	Annual letter regarding each Fund’s internal control to be included in the annual report to the SEC on Form N-SAR

●
Review of any post-effective amendment to each Fund’s registration statement on SEC Form N-2, and consent to the incorporation by reference, if any, of the Auditor’s report on each Fund’s financial statements in such SEC filing

	●	Accounting consultations and tax services required to perform an audit in accordance with U.S. generally accepted auditing standards

Other audit and special reports including, but not limited to:

All services relating to any subsequent filings of registration statements (including amendments thereto) for each Fund with the SEC, including issuance of auditor consents

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Service	Summary of Services
Audit-Related Services

Consultations regarding accounting, operational or regulatory implications, or regulatory/compliance matters of proposed or actual transactions affecting the operations or financial reporting

Includes consultations relating to new regulatory rules and guidance, unusual or non-recurring transactions and other regulatory or financial reporting matters that are generally non-recurring
Other auditing procedures and issuance of special purpose reports	Auditing procedures and special reports, including those needed for
● Separate audit reports in connection with Rule 17f-2 security counts
● Various governmental agencies tax authorities and Fund mergers
Tax Services Tax services	Recurring tax services including, but not limited to:
● Review and sign each Fund’s federal income tax return (Form 1065, U.S. Income Tax Return for Partnerships) and applicable state and local returns
Consultations regarding tax consequences of proposes or actual transactions
Consultations on U.S. tax matters, such as fund reorganizations; tax basis earnings and profits computations; evaluating the tax characteristics of certain expenses and income items; advice on accounting methods, timing issues, compliance matters and characterization issues

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not Applicable

(c) Not Applicable

(d) Not Applicable

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

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(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0.

(h)
The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting authority has been delegated to the registrant’s subadviser, Corbin Capital Partners, L.P.  The Proxy Voting Policies are set forth below.

APPENDIX I

CORBIN CAPITAL PARTNERS, L.P.

PROXY VOTING POLICY AND PROCEDURES

I.           Statement of Policy

Proxy voting is an important right of investors and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Corbin Capital Partners, L.P. (the “Adviser”) has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures. The Adviser provides investment advice to “funds-of-funds” that principally invest in private investment funds and, as such, the client portfolios over which it has investment discretion generally do not hold exchange-traded securities, but rather hold interests in private investment funds that periodically solicit votes or consents. The fund-of-funds may, however, from time to time, hold exchange-traded securities, either directly or through a managed account, and any related proxies shall be voted in accordance with the policies and procedures outlined below. Any communication from a private investment fund soliciting a consent or vote, however, will be considered a proxy for purposes of these procedures.

II.           Proxy Voting Procedures

All proxies received by the Adviser will be sent to the Compliance Officer’s designee. The Compliance Officer’s designee will:

●	Keep a record of each proxy received;

●	Determine which clients managed by the Adviser invest in the private fund or other security to which the proxy relates;

●	Forward the proxy to the applicable portfolio manager and/or analyst of the client (hereafter referred to as “Portfolio Manager”) managed by the Adviser to which the proxy relates;

●
Provide the Portfolio Manager with a copy of the proxy and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned prior to the vote taking place; and

●
Absent material conflicts (see Section IV below), the Portfolio Manager will, in consultation with various other personnel of the Adviser, determine how the Adviser should vote the proxy following the procedures outlined below. The Portfolio Manager

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or another Adviser employee will notify the Compliance Officer’s designee how the Adviser will vote a proxy. The Compliance Officer’s designee, together with the designated employees of the Adviser, are responsible for (i) instructing the custodian to the private investment fund how to vote the proxy or (ii) ensuring that the proxy is mailed and completed in a timely and appropriate manner. Proxies relating to private investment funds are generally completed by the custodian of the private fund to which the proxy relates.

III.           Voting Guidelines

In the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interests of its clients. The Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

●  Generally, the Adviser will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

●  Generally, for other proposals, the Adviser will vote in accordance with the recommendation of management unless such vote would serve to increase fees or decrease liquidity to investors or otherwise have an adverse effect on investors, and, in such event, the Adviser would oppose management’s recommendation only if it were in the best interests of the client.

IV.           Conflicts of Interest

The Compliance Officer (or his designee) will seek to identify any conflicts that exist between the interests of the Adviser and its clients.

If a material conflict exists, the Compliance Officer (or his designee) will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. If the Adviser determines that it is not in the best interests of the client, or in the case of an ERISA client, determines that the conflict affects the Adviser’s best judgment as an ERISA fiduciary, the Adviser will determine whether it is appropriate to disclose the conflict to the affected clients and will engage a third party to vote the proxies involved.

V.	Disclosure

1.
The Adviser will disclose in its Form ADV Part 2 that clients may contact the Compliance Officer, via e-mail or telephone, in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the private investment fund or other security to which the proxy relates, (b) the proposal voted upon, and (c) how the Adviser voted the client’s proxy.

2.
A concise summary of this Proxy Voting Policy and Procedures will be included in the Adviser’s Form ADV Part 2, and will be updated to the extent any revision to these policies and procedures requires revising such summary. The Compliance Officer or his designee will

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arrange for a copy of this summary to be sent to all existing clients either as a separate mailing, as an included component of the Form ADV Part 2 distribution or along with a periodic account statement or other correspondence sent to clients.

VI.           Recordkeeping

The Compliance Officer or his designee will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

●	Copies of this proxy voting policy and procedures, and any amendments thereto.

●	A copy of each proxy statement or similar solicitation that the Adviser receives.

●	A record of each vote that the Adviser casts.

●	A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision.

●
A copy of each written client request for information on how the Adviser voted, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Alternative Strategies Group, Inc. (the “Adviser”) has retained Corbin Capital Partners, L.P., a Delaware limited partnership, to act as subadviser to the registrant (the “Subadviser”).

Biographies of certain of the Subadviser investment professionals having portfolio management responsibility to the
Fund (the “Subadviser Portfolio Managers”) are below:

Craig Bergstrom. Mr. Bergstrom is the Chief Investment Officer of the Subadviser and is responsible for investment research and portfolio management at the firm. He also has direct investment research responsibilities for the Subadviser’s investments in credit and relative value strategies. Prior to joining the Subadviser in January 2002, Mr. Bergstrom was Risk Manager at Grantham Mayo Van Otterlo & Co. LLC (“GMO”), a then $20+ billion institutional investment management firm, where he had responsibilities for market risk management, hedge fund product development and derivatives strategy. Prior to joining GMO, he was a Vice President in the Equity Derivatives group at Salomon Smith Barney, and previously worked in the Equity Structured Products group at Morgan Stanley. Mr. Bergstrom graduated from Dartmouth College with a B.A. in Government and was awarded the CFA charter in 1997.

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Robert Zellner. Mr. Zellner is a Portfolio Manager at the Subadviser and is responsible for fundamental research and portfolio management, with a focus on global macro strategies. Prior to joining the Subadviser in April 2005, Mr. Zellner worked with Optima Fund Management in New York as a Vice President of Research focusing on manager research and due diligence for Optima’s fund-of-funds products. Previously, Mr. Zellner spent six years at BlackRock Financial Management (“BlackRock”), most recently as a Vice President in the Fixed Income Portfolio Analytics Group, where he advised on many of BlackRock’s top mortgage banking relationships. Mr. Zellner graduated from Princeton University, where he received an A.B. in Economics with a Certificate in Political Economy.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

As of March 31, 2012

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Craig Bergstrom	Registered Investment Companies*:	0	$0	0	$0
	Other Pooled Investment Vehicles**:	7	$2,613,788,543	6	$2,613,788,543
	Other Accounts:	0	$0	0	$0

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Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Robert Zellner	Registered Investment Companies*:	0	$0	0	$0
	Other Pooled Investment Vehicles **:	1	$48,154,200	1	$48,154,200
	Other Accounts:	0	$0	0	$0
* Not including the Fund
** Pooled vehicles that are part of the same master-feeder structure are reflected as one account.

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise because the Subadviser has day-to-day portfolio management responsibilities with respect to more than one fund. The Subadviser manages other pooled investment vehicles with investment strategies that may be similar to certain investment strategies utilized by the Fund. Fees earned by the Subadviser may vary among these accounts, and the Subadviser Portfolio Managers may personally invest in these accounts. These factors could create conflicts of interest because the Subadviser Portfolio Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the Subadviser Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Subadviser Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Subadviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Subadviser Portfolio Managers are generally managed in a similar fashion and the Subadviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

The Subadviser will allocate investment opportunities, including those with respect to the Investment Funds, among the Fund and other accounts with similar investment strategies fairly and equitably over time and will not intentionally favor certain accounts over others, whether advised by it or an affiliate. The Subadviser also will not intentionally favor proprietary accounts over accounts for which all or substantially all of the capital is provided by outside investors. The Subadviser will supervise the allocation of transaction costs and investment opportunities among accounts. The Chief Compliance Officer of the Subadviser will review its respective activity to ensure that the Subadviser is not unfairly favoring any accounts. Determination of whether an allocation is unfair will depend on the individual facts and circumstances and the accounts’ needs and objectives. The Subadviser will make every reasonable effort to allocate opportunities fairly and equitably over time in view of the different investment objectives, diversification requirements, leverage, risk parameters, current positions of the accounts and other factors deemed relevant by the Subadviser in its sole discretion.  See ASGI Corbin

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Multi-Strategy Fund, LLC Private Placement Memorandum for additional information on potential conflicts of interest.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

As of March 31, 2012

Compensation for the Subadviser Portfolio Managers may include a combination of a fixed salary, discretionary bonus and/or a formula-based amount tied in part to profits generated by the Subadviser during the applicable period. In addition, the Subadviser may consider a variety of other factors including, but not limited to, the Subadviser Portfolio Managers’ execution of managerial responsibilities. Compensation is generally determined by senior management and the general partner of the Subadviser. The Subadviser Portfolio Managers may also participate in a 401(k) plan that enables them to direct a percentage of their pre-tax salary into a tax-qualified retirement plan.

(a)(4)	Disclosure of Securities Ownership

As of March 31, 2012

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Craig Bergstrom	over $1,000,000

Robert Zellner	None

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

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Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ASGI Corbin Multi-Strategy Fund, LLC

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	May 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	May 31, 2012

By (Signature and Title)*	/s/ Michael Roman
Michael Roman, Treasurer
(principal financial officer)

Date	May 30, 2012

* Print the name and title of each signing officer under his or her signature.

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